UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 18, 2025

NAYA BIOSCIENCES, INC.

(Exact name of registrant as specified in its charter)

Nevada	001-39701	20-4036208
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5582 Broadcast Court

Sarasota, Florida 34240

(Address of principal executive offices)

(Zip Code)

Registrant’s telephone number, including area code: (978) 878-9505

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Common Stock, $0.0001 par value	NAYA	The Nasdaq Stock Market LLC
(Title of Each Class)	(Trading Symbol)	(Name of Each Exchange on Which Registered)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (CFR §230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (CFR §240.12b-2 of this chapter). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On March 18, 2025, NAYA Biosciences, Inc. (the “Company”) filed a Certificate of Change (the “Certificate of Change”) with the Secretary of State of the State of Nevada to effectuate a 1-for-12 reverse stock split (the “Reverse Stock Split”) of the Company’s issued and outstanding and authorized shares of common stock, par value $0.0001 per share (“Common Stock”). The Reverse Stock Split became effective at 12:01 a.m., Eastern Time, on Tuesday, March 18, 2025, and the Company’s Common Stock began trading on a split-adjusted basis when The Nasdaq Stock Market (“Nasdaq”) opened on March 18, 2025.

When the Reverse Stock Split became effective, every 12 shares of Common Stock issued and outstanding were automatically reclassified and combined into one share of Common Stock, without any change in the par value per share, and a proportionate adjustment was made to the Company’s authorized shares of Common Stock such that the Company now has 4,166,667 shares of authorized Common Stock. In addition, a proportionate adjustment has been made to the per share exercise price and the number of shares issuable upon the exercise of all outstanding stock options and warrants to purchase shares of Common Stock and the number of shares reserved for issuance pursuant to the Company’s equity incentive compensation plans. No fractional shares of Common Stock were issued in connection with the Reverse Stock Split. Stockholders who otherwise would have been entitled to receive fractional shares of Common Stock had their holdings rounded up to the next whole share.

The Company’s Common Stock will continue to trade on The Nasdaq Capital Market under the existing symbol “NAYA”, but the security has been assigned a new CUSIP number (44984F609).

The foregoing description of the Certificate of Change does not purport to be complete and is qualified in its entirety by reference to the full text of the Certificate of Change which is filed as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 8.01 Other Events

On March 18, 2025, the Company issued a press release announcing the Reverse Stock Split. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit	Description

3.1	Certificate of Change
99.1	Press Release dated March 18, 2025
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 24, 2025

NAYA BIOSCIENCES, INC.

By:	/s/ Steven Shum
Steven Shum
Chief Executive Officer